UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2025

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

MO	001-38481	43-0903811
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1010 Grand Blvd. Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 860-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The Nasdaq Global Select Market
Depositary Shares, each representing a 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A	UMBFP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2025, UMB Financial Corporation, a Missouri corporation (“UMB” or the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) in connection with (a) the completion on January 31, 2025 of the previously announced merger (the “Merger”) between UMB and Heartland Financial USA, Inc., a Delaware corporation (“HTLF”), pursuant to the Agreement and Plan of Merger, dated as of April 28, 2024 (the “Merger Agreement”), by and among the Company, HTLF and Blue Sky Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Such information should be read in conjunction with the Initial Form 8-K. Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of HTLF as of December 31, 2024 and 2023, and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for the fiscal years ended December 31, 2024 and 2023, together with the notes thereto and independent auditor’s reports thereon required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2024;

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2024; and

•	Notes to the unaudited pro forma combined financial information.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Merger been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(c) Exhibits

Exhibit No.	Description of Exhibits

23.1	Consent of KPMG LLP relating to Heartland Financial USA, Inc.’s financial statements.

99.1	The audited consolidated balance sheets of Heartland Financial USA, Inc. as of December 31, 2024 and 2023, and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for the fiscal years ended December 31, 2024 and 2023, together with the notes thereto and independent auditor’s reports thereon.

99.2	The unaudited pro forma condensed combined balance sheet as of December 31, 2024, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2024, together with the notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

Date: April 11, 2025	By:	/s/ Ram Shankar
	Name:	Ram Shankar
	Title:	Chief Financial Officer